SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: September 20, 2001
(Date of earliest event reported)

                Residential Funding Mortgage Securities II, Inc.
             (Exact name of registrant as specified in its charter)

Delaware                         333-36244                    41-1808858
--------                         ---------                    ----------
(State or Other Juris-          (Commission             (I.R.S. Employer
diction of Incorporation)       File Number)          Identification No.)

       8400 Normandale Lake Blvd., Suite 250, Minneapolis, Minnesota 55437
               (Address of Principal Executive Office) (Zip Code)

        Registrants telephone number, including area code:(952) 832-7000



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                                       -2-

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

        (a)       Financial Statements.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits

EXHIBIT NO.            DESCRIPTION

     25.1 Statement of Eligibility of The Chase Manhattan Bank on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as Trustee





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         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                       RESIDENTIAL FUNDING MORTGAGE
                                       SECURITIES II, INC.

                                       By:       /s/Lisa Lundsten
                                       Name:     Lisa Lundsten
                                       Title:    Vice President

Dated: September 20, 2001





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                                  EXHIBIT INDEX

Exhibit
Number           Description



25.1 Statement of Eligibility of The Chase Manhattan Bank on Form T- I under the Trust Indenture Act of 1939 of a corporation designated to act as Trustee




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